房屋租赁协议

甲方：钟海容

乙方：重庆九尾猫实业有限公司

乙方承租甲方管理的上列房屋作为公司办公使用，双方议定遵守事项如下：

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一、本租约为乙方取得承租房屋使用权的凭证。甲、乙双方均有遵守国家有关住宅法律和本市房屋政策、法令的义务。

二、本租约期限为2017年10月15日到2019年12月31日，2017年10月15日到2018年6月30日都是免费给乙方使用，从2018年7月1日开始计算每月10000元。

三、乙方有下列情况之一时，甲方可以终止租约，收回房屋：

(1)把承租的房屋转让，转借或私自交换使用的；

(2)未经甲方同意私自改变承租用途的；

(3)无故拖欠租金三个月以上的。

四、甲方根据修缮标准检查，维修房屋和设备，保障安全、正常使用。甲方维修房屋时，乙方应积极协助，不得阻碍施工。在正常情况下，如因检查不周，维修不及时，以致房屋倒塌，使乙方遭受经济损失时，由甲方负责赔偿。

五、甲方鉴定房屋危险，不能继续使用，必须腾出时，乙方应按期迁出，其居住房由甲方解决。如乙方籍故拖延不迁造成的一切损失，由

乙方负责。

六、甲方对乙方承租的房屋进行翻建大修后，乙方有优先承租权，但事先应签订协议。

七、乙方对承租的房屋及室内装修设备，应负责保管，爱护使用，注意防火、防冻。如有损坏，乙方应负责修复或赔偿。楼梯间、门道、走廊等公用房屋和设施，乙方应爱护使用，注意照管，防止损坏。

八、乙方不得私自拆改、增添房屋或设备。如属必需时，应事先取得甲方同意或另行签订协议后方可动工。否则，乙方应负责恢复原状。

九、乙方退租房屋时，应于七日前通知甲方，并办清以下手续：

(1)交清租金和应交纳的赔偿费。

(2)按照租约负责保管的房屋及装修设备。

(3)撤销租约。

十、乙方承租的房屋因国家建设，特殊需要必须腾让时，甲方得终止租约。乙方所需房屋按有关规定办理。

十一、本协议甲乙双方各执壹份，如有未尽事宜，双方协议解决。

甲方(盖章)________

代表人(签字)钟海滨

2017 年 10 月 15 日

乙方(盖章) 重庆九尾猫实业有限公司 合同专用章 开户行：兴业银行重庆巴南支行 帐号：346210100100005696

代表人(签字)翱/俊飞

2017 年 10 月 15 日